Exhibit 10.16

Certain confidential information contained in this document, marked by [***], has been omitted because such information is both not material and is the type that the Company customarily and actually treats that as private or confidential.

Land Lease Agreement

This Land Lease Agreement (“Agreement”), dated April 8th, 2021 ("Agreement Date"), is entered between Norway Hash Technologies AS (“Customer”), a company existing under the laws of Norway with address c/o Javelin Corporate Services AS, Fridtjof Nansens plass 7, 0160 OSLO, Norway and Tydal Data Center AS ("Tydal Data Center") a Norwegian corporation under establishment with address Sponglia 12, 7590 Tydal, Norway. Collectively, Customer and Tydal Data Center may be referred to herein as the “Parties” and each individually as a “Party”.

Background

Customer has contracted Tydal Data Center to build a 40MW data center in Tydal municipality in Norway called “Tydal-1” and want Tydal Data Center to provide land for the datacenter. Later expansions called “Tydal-2”, “Tydal-3”, etc. are planned.

THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the Parties agree as follows:

Purpose

Tydal Data Center hereby agrees to lease to Customer land for the Datacenter installation at Kirkvollen Industrial Area in Tydal municipality for the Customer´s data center of 40MW capacity (“Land for Tydal-1”) and Customer agrees pay land rent during the Term of the Agreement.

This agreement specifies a fixed Monthly Rent 1 (Land lease based on datacenter capacity) and Monthly Rent 2 (Land Lease dependent on energy use), and a rebate structure for Monthly Rent 2 as a function of Total Load in combination of capacity in Tydal Data Center and sister company Troll Housing AS.

Location and specification of Land

Location of the Land for Tydal-1 is at Kirkvollen Industriområde, 7590 Tydal, Norway and is located at Lot #2a as specified by the zoning regulation number [***] and shall have sufficient space for installation of Antbox and corresponding 22kV-400V transformers with a total capacity of [***], including an area which contains office space for Data center engineers, fiber patch facilities, rack for management servers, redundant power and network equipment, water, sewage etc. The datacenter is enclosed by fence and gates. The area contains an access road from a public road and parking space.

Land Rent

Land Rent for Tydal-1 is invoiced monthly and split in two factors:

Monthly Rent 1: Land lease based on datacenter capacity.

[***] of monthly datacenter capacity (example: when [***] capacity is built, corresponding to [***] capacity in a 30-day month, [***] is invoiced for this month), plus

Monthly Rent 2: Land lease dependent on energy use [***] per monthly amount of energy measured in kWh (example: when [***] is built, corresponding to 28 [***] for a 30-day month, [***] is invoiced),

Example: If power is turned off for Tydal-1 so no energy is consumed in a 30-day month, [***] is invoiced for land rent for this month. If power is turned on and [***] is used for the entire 30-day month, [***] is invoiced for Tydal-1 for this month.

Note that this rent is in addition to the land lease for datacenter Molde-1-5 as specified in a separate agreement with sister company Troll Housing AS and potential expansion such as Tydal-2, Tydal-3 etc in Tydal Data Center.

Starting time of new land rent

When the construction of the Data Center expansion (for example Tydal-1) is finished and delivered to Customer, and the expansion pass the inspection before power-on, and the power grid company completes the corresponding 132kV-22kV transformer upgrade, Tydal Data Center will start to invoice the land lease for the corresponding expansion.

Land Rent volume rebate

Customer considers increasing capacity of their datacenters in Norway, operated by Tydal Data Centre and sister company Troll Housing AS with a total capacity (“Total Load”). Customer expects a reduction in Land lease as a function of Total Load and the Parties have agreed that this price reduction applies to expansion and not to the existing 30MW datacenter called Molde-1 and Molde-2. The Land Lease for expansion such as Tydal-1 is constructed by two factors, Monthly Rent 1 and Monthly Rent 2. A similar Land Lease structure will be used for further capacity expansion as defined in Table 1.

Land Rent volume rebate for datacenter capacity more than [***] (called New Load, is defined as sum of Datacenter capacity Molde-3, 4, 5 etc in Molde and datacenters in Tydal such as Tydal-1,2, 3 etc) is agreed as shown in Table 1.

	Molde 1-5 & Tydal 1-3	Example		Energy volume (kWh) 30-day month		Land Lease (NOK/kWh)				Sum invoiced
	Unit price adjustment range Based on capacity	Capacity (MW)	Total load (Y)	New Load	Total (Y)	Fix Unit Price Based on capacity	Monthly Rent 1 (NOK)	Floating Unit Price Based on use	Monthly Rent 2 (NOK)	Monthly Rent (NOK)
Fix	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]								[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Floating	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Table 1: Definition of Monthly Rent 1 and Monthly Rent 2 as function of Total Load

In Table 1, some examples of New Load are provided and Monthly Rent 1 and 2 is calculated for this additional capacity. The corresponding Total Load (Y) is calculated as the current load in Molde-1-2, called X, plus New Load. The sum invoiced from the combination of Land Lease in both datacenters in Molde and Tydal is provided in the last column called “Monthly Rent”. This rent includes both existing Molde-1-2 (X) and the agreed expansion (New Load). Note that rent for capacity in Tydal is invoiced from Tydal Data Center AS, while rent for capacity in Molde is invoiced from sister company Troll Housing AS.

Use of land

If Customer is no longer using the allocated energy and want to keep the power allocation from the local grid company to the datacenter, the grid company may require that the connection fee (currently [***] installed capacity) is paid to keep the allocation. If and when such requirement is received from local grid company, Troll will invoice and Customer will pay the connection fee similar to normal operation to keep the allocation, except the purchase of energy and green certificates.

If Customer reduces the use of energy, the connection fee for the mandatory price increase by the grid company will be borne by Customer.

If Customer stops using the load for more than two years, Tydal Data Center has the right to terminate the Land Lease Agreement. If Tydal Data Center terminates the Land Lease Agreement using this clause, Customer does not need to pay the Land Lease fee after termination date.

If the full area available for datacenter at Tydal Data Center is not built and there is no active development project with order for capacity expansion for Customer, Tydal Data Center AS has the right to use remaining land not used by Customer for other use.

Payment

Invoice shall be produced by Tydal Data Center monthly, the invoice of the first month shall be produced no later than 14 days prior to starting of the period, and payment should be made within 7 days after receipt of the invoice.

Payment shall be made in NOK to the following account:

Bank Name:	[***]
Bank address:	[***]
Recipient company name:	[***]
Recipient company address:	[***]
IBAN number:	[***]
Swift Code:	[***]

Warranties and Representations

Tydal Data Center undertakes that Customer shall lawfully, peacefully and freely hold, occupy, use, operate, and enjoy the Land without disturbance, nuisance, or interference. Tydal Data Center undertakes that no third party shall have a right or claim to the Land during the Term of this Agreement.

Tydal Data Center warrants and represents that it has obtained all approvals from the government, the provincial/municipal authorities and all other applicable government agencies or bodies, needed for Customer to lawfully enter into this Agreement and to use the Land for the purposes described in this Agreement at all times during the Term of this Agreement.

Tydal Data Center warrants and represents that it is the lawful and sole user of Land during the Term of this Agreement and that there are no encumbrances, mortgages, liens or security interests on the Land other than those created pursuant to this Agreement.

Tydal Data Center warrants and represents that the Site is free from pollution, unexploded ordinances and environmental damage.

Signs

Customer shall have the right to erect any sign related to its business on the condition that such signs comply with local law.

Term

Term starts April 1st 2021 and last until March 31st 2031. The agreement can be renewed within this period.

Termination

Both parties may terminate this Agreement at any time upon mutual agreement.

Customer has the right to terminate this Agreement, upon written notice to Tydal Data Center, without penalty, under the following circumstances: If Tydal Data Center has failed to keep the power supply as defined in the Electric Power Supply Agreement between the Parties (except for interruptions caused by temporary substation failure/upgrade/ maintenance by local grid company).

Except as aforesaid, the agreement can be terminated on one year notice by the Customer by paying the remaining Land Lease every month of the remaining Term, based on datacenter capacity for the number of remaining years of the agreement and installed capacity at the time of termination, multiplied with Monthly Rent 1. Example: If the Land Lease agreement is terminated on March 31, 2027, termination takes effect on March 31, 2028 and [***] will be paid monthly by Customer for the remaining 36 months of the Term .

Upon termination, Customer will remove miners. Tydal Data Center has the first right of refusal to buy the transformers at current market price at the time of termination.

Taxes

Customer will bear the applicable Value Added Tax (VAT) in connection with the provision of services by Tydal Data Center under this agreement, computed in accordance with the Norwegian Tax Act. Tydal Data Center will produce VAT compliant invoices and supporting documents when necessary for the purpose of claiming VAT tax refund by Customer.

Tydal Data Center shall help Customer to apply for VAT refund by providing advice on how to apply for the refund on a bi-monthly or yearly VAT refund program but takes no formal responsibility in the application process and its outcome as this will be governed between Customer and Norwegian tax authority (Skatteetaten). If Customer need external advice such as Auditor or Lawyer assistance, Customer will cover fees for such advice.

Any changes in Government fees related to energy delivery, VAT or similar after signature of the contract will lead to an exact similar adjustment of price invoiced to Customer.

Confidentiality.

The Receiving Party shall: (a) hold the Disclosing Party’s Confidential Information in strict confidence and avoid the disclosure thereof to any third party by using the same degree of care as it uses to avoid the unauthorized use or disclosure of its own Confidential Information of a similar nature, but not less than reasonable care; and (b) not use the Disclosing Party’s Confidential Information for any purpose except as contemplated under this Agreement. The Receiving Party shall restrict the possession and use of the Disclosing Party’s Confidential Information to its personnel who have a need to know, and are bound by confidentiality obligations no less stringent than those contained herein. The Receiving Party may disclose the Disclosing Party’s Confidential Information as required by applicable law, provided the Receiving Party discloses only such information as is required by applicable law and, if permitted by applicable law, uses reasonable efforts to notify the Disclosing Party of such disclosure in sufficient time to allow the Disclosing Party to seek a protective order or similar confidential treatment. The Receiving Party shall promptly notify the Disclosing Party of any facts known to such Party regarding any unauthorized disclosure or use of Confidential Information. Each Party acknowledges that its breach of the obligations set forth in this Section may cause irreparable harm for which the other Party shall be entitled to seek injunctive or other equitable relief. All Confidential Information of the Disclosing Party shall remain the exclusive property of the Disclosing Party. No Party shall disclose the terms of this Agreement without the prior written consent of the other Parties, except that each Party may make such disclosures as are necessary to enforce this Agreement or comply with applicable law.

Notice

For the purposes of all written communications and notices between the Parties, their addresses shall be:

[***]

[***]

or any other addresses of which either Party shall notify the other Party in writing.

Governing Law and Dispute Resolution

This Agreement is governed by and shall construed in accordance with the laws of Norway. Any dispute, claim, question or difference arising out of or with respect to this Agreement or its performance, enforcement, breach, termination or validity, will be amicably resolved by both Parties. Both parties agree to submit the dispute which cannot be amicably settled to arbitration.

The Magistrate of the Sør-Trøndelag District Court shall, in the event of arbitration, appoint the chairman of the arbitration tribunal. In addition, the parties, in consultation with the appointed chairman, agree on the composition and proceedings of the arbitral tribunal in accordance with the provisions of the Arbitration Act.

Force Majeure

The occurrence of an event which materially interferes with the ability of a Party to perform its obligations or duties hereunder which is not within the reasonable control of the Party affected or any of its Affiliates, and which could not with the exercise of Diligent Efforts have been avoided (“Force Majeure Event”), including, but not limited to, war, rebellion, earthquake, fire, pandemic, accident, strike, riot, civil commotion, act of God, inability to obtain raw materials, delay or errors by shipping companies or change in Law, shall not excuse such Party from the performance of its obligations or duties under this Agreement, but shall merely suspend such performance during the Force Majeure Event. The Party subject to a Force Majeure Event shall promptly notify the other Party of the occurrence and particulars of such Force Majeure Event and shall provide the other Party, from time to time, with its best estimate of the duration of such Force Majeure Event and with notice of the termination thereof. The Party so affected shall use Diligent Efforts to avoid or remove such causes of non-performance as soon as is reasonably practicable. Upon termination of the Force Majeure Event, the performance of any suspended obligation or duty shall without delay recommence. The Party subject to the Force Majeure Event shall not be liable to the other Party for any damages arising out of or relating to the suspension or termination of any of its obligations or duties under this Agreement by reason of the occurrence of a Force Majeure Event, provided such Party complies in all material respects with its obligations.

Default

If Customer default on the payments set out in this agreement, the Customer´s infrastructure equipment (transformers, general computers, network, Antboxes etc) can be used as collateral for payment, limited to the value of the outstanding payment. Miners can not be used as collateral for payment.

The above-mentioned provision shall not limit or preclude any remedies for breach of contract that the Parties may otherwise have.

Counterparts

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one Agreement. Any executed counterpart of this Agreement delivered by facsimile or other electronic transmission to a Party hereto shall constitute an original counterpart of this Agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their respective authorized representatives as of the Agreement Date stated in the first paragraph.

For and on behalf of Customer	For and on behalf of Tydal Data Center AS

/s/ Wang Wenguang	/s/ Haakon Bryhni
Authorized Signature	Authorized Signature
Print Name: Wang Wenguang	Print Name: Haakon Bryhni
Date: April 8th, 2021	Date: March 8th, 2021